EXHIBIT 99.2

American Strategic Investment Co.
Supplemental Information

Quarter ended June 30, 2025 (unaudited)

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Forward-looking Statements:
The statements in this supplemental package that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (d) the potential adverse effects of inflationary conditions and higher interest rate environment, (e) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (f) the Company may not be able to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on April 1, 2024 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)
Non-GAAP Financial Measures
This section discusses the non-GAAP financial measures we use to evaluate our performance, including, Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”) and Cash Net Operating Income (“Cash NOI”) and Cash Paid for Interest. While NOI is a property-level measure, a description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.
In December 2022 we announced that that we changed our business strategy and terminated our election to be taxed as a REIT effective January 1, 2023, however, our business and operations operations have not materially changed in the first quarter of 2023. Therefore, we did not change any of the non-GAAP metrics that we have historically used to evaluate performance.
Caution on Use of Non-GAAP Measures
EBITDA, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest are non-GAAP metrics and should not be construed to be more relevant or accurate than other metrics calculated and presented in accordance with GAAP, including net loss, in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than non-GAAP metrics.
We consider EBITDA, Adjusted EBITDA, NOI and Cash NOI useful indicators of our performance. Because these metrics’ calculations exclude such factors as depreciation and amortization of real estate assets, interest expense, impairment charges, equity-based compensation, gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), these metrics’ presentations facilitate comparisons of operating performance between periods and between other companies that use these measures.
As a result, we believe that the use of these non-GAAP metrics together with the required GAAP presentations, provide a more complete understanding of our performance, including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. However, these non-GAAP metrics are not indicative of cash available to fund ongoing cash needs, including the ability to pay cash dividends and capital expenditures. Investors are cautioned that these non-GAAP metrics should only be used to assess the sustainability of our operating performance excluding these activities, as they exclude certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Cash Paid for Interest.
We believe that EBITDA and Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, fees related to the listing related costs and expenses, other non-cash items such as the vesting and conversion of the Class B Units, equity-based compensation expense and including our pro-rata share from unconsolidated joint ventures, is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other companies may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other companies.
NOI is a non-GAAP financial measure used by us to evaluate the operating performance of our real estate. NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense. NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss). We believe NOI provides useful and relevant information because it reflects only those income and expense items that are incurred at the property level and presents such items on an unleveraged basis. We use NOI to assess and compare property level performance and to make decisions concerning the operations of the properties. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating expenses and acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). NOI excludes certain items included in calculating net income (loss) in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other companies that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity or our ability to pay dividends.
Cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as NOI excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other companies. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other companies present Cash NOI.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)
Cash Paid for Interest is calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net. Management believes that Cash Paid for Interest provides useful information to investors to assess our overall solvency and financial flexibility. Cash Paid for Interest should not be considered as an alternative to interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Key Metrics
As of and for the three months ended June 30, 2025
Amounts in thousands, except per share data, ratios and percentages

Financial Results (Amounts in thousands, except per share data)
Revenue from tenants	$12,222
Net loss attributable to common stockholders	$(41,660)
Basic and diluted net loss per share attributable to common stockholders	$(16.39)
Cash NOI (1)	$4,196
Adjusted EBITDA (1)	$381

Balance Sheet and Capitalization (Amounts in thousands, except ratios and percentages)
Gross asset value (2)	$542,096
Net debt (3) (4)	$344,687
Total consolidated debt (4)	$350,000
Total assets	$463,994
Cash and cash equivalents (5)	$5,313

Common shares outstanding as of June 30, 2025	2,634

Net debt to gross asset value	63.6%
Net debt to annualized adjusted EBITDA (1) (annualized based on quarterly results)	226.2	x

Weighted-average interest rate cost (6)	6.4%
Weighted-average debt maturity (years) (7)	1.8
Interest Coverage Ratio (8)	—	x

Real Estate Portfolio
Number of properties	6
Number of tenants	83

Square footage (millions)	1.0
Leased	82.0%
Weighted-average remaining lease term (years) (9)	6
______
(1)These Non-GAAP metrics are reconciled below.
(2)Defined as total assets of $464.0 million plus accumulated depreciation and amortization of $78.1 million as of June 30, 2025.
(3)Represents total debt outstanding of $350.0 million, less cash and cash equivalents of $5.3 million.
(4)Excludes the effect of deferred financing costs, net.
(5)Under the terms of one of the Company’s mortgage loans, the Company is required to maintain minimum liquid assets (i.e. cash and cash equivalents and restricted cash) of $10.0 million and a minimum net worth in excess of $175.0 million.
(6)The weighted average interest rate cost is based on the outstanding principal balance of the debt.
(7)The weighted average debt maturity is based on the outstanding principal balance of the debt.
(8)The interest coverage ratio is calculated by dividing adjusted EBITDA for the applicable quarter by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net). Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Adjusted EBITDA and cash paid for interest are non-GAAP metrics and are reconciled below.
(9)Based on annualized straight-line rent as of June 30, 2025.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025

Consolidated Balance Sheets
Amounts in thousands, except share and per share data

	June 30, 2025	December 31, 2024
ASSETS	(Unaudited)
Real estate investments, at cost:
Land	$114,099	$129,517
Buildings and improvements	318,272	341,314
Acquired intangible assets	7,761	19,063
Total real estate investments, at cost	440,132	489,894
Less accumulated depreciation and amortization	(78,102)	(91,135)
Total real estate investments, net	362,030	398,759
Cash and cash equivalents	5,313	9,776
Restricted cash	7,525	9,159
Operating lease right-of-use asset	54,401	54,514
Prepaid expenses and other assets	5,868	5,233
Derivative asset, at fair value	—	—
Straight-line rent receivable	22,592	23,060
Deferred leasing costs, net	6,265	6,565
Assets held for sale	—	—
Total assets	$463,994	$507,066

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable, net	$348,223	$347,384
Accounts payable, accrued expenses and other liabilities (including amounts due to related parties of $53 and $317 at June 30, 2025 and December 31, 2024, respectively)	22,305	15,302
Notes payable to related parties	—	—
Operating lease liability	54,555	54,592
Below-market lease liabilities, net	821	1,161
Deferred revenue	2,572	3,041
Total liabilities	428,476	421,480

Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued and outstanding at June 30, 2025 and December 31, 2024	—	—
Common stock, $0.01 par value, 300,000,000 shares authorized, 2,634,355 and 2,634,355 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	27	27
Additional paid-in capital	731,613	731,429
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	(696,122)	(645,870)
Total stockholders’ equity	35,518	85,586
Total liabilities and equity	$463,994	$507,066

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Consolidated Statements of Operations
Amounts in thousands, except share and per share data

	Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenue from tenants	$12,222	$12,308	$14,889	$15,447

Expenses:
Asset and property management fees to related parties	1,682	1,868	1,927	1,994
Property operating	7,987	8,137	8,746	8,596
Impairment of real estate investments	30,558	—	—	27,817
Equity-based compensation	92	92	92	76
General and administrative	2,172	3,135	2,690	1,762
Depreciation and amortization	3,545	3,591	3,582	4,414
Total expenses	46,036	16,823	17,037	44,659
Operating loss before gain (loss) on sale of real estate investments	(33,814)	(4,515)	(2,148)	(29,212)
Gain (loss) on sale of real estate investments	—	—	(276)	—
Operating loss	(33,814)	(4,515)	(2,424)	(29,212)
Other income (expense):
Interest expense	(7,850)	(4,083)	(4,311)	(5,279)
Other income	4	6	85	9
Total other expense, net	(7,846)	(4,077)	(4,226)	(5,270)
Net loss before income taxes	(41,660)	(8,592)	(6,650)	(34,482)
Net loss and Net loss attributable to common stockholders	$(41,660)	$(8,592)	$(6,650)	$(34,482)

Basic and Diluted Net Loss Per Share:
Net loss per share attributable to common stockholders — Basic and Diluted	$(16.39)	$(3.39)	$(2.60)	$(13.52)
Weighted average shares outstanding —Basic and Diluted	2,541,402	2,533,557	2,557,080	2,551,034
Diluted	2,541,402	2,533,557	2,557,080	2,551,034

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Non-GAAP Measures
Amounts in thousands

	Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
EBITDA:
Net loss and Net loss attributable to common stockholders	$(41,660)	$(8,592)	$(6,650)	$(34,482)
Depreciation and amortization	3,545	3,591	3,582	4,414
Interest expense	7,850	4,083	4,311	5,279
EBITDA	(30,265)	(918)	1,243	(24,789)
Impairment of real estate investments	30,558	—	—	27,817
Equity-based compensation	92	92	92	76
Management Fees paid in stock to Advisor in lieu of cash	—	—	(85)	—
Other income	(4)	(6)	2	—
Adjusted EBITDA	381	(832)	1,252	3,104
Asset and property management fees to related parties paid in cash	1,682	1,868	1,927	1,994
General and administrative	2,172	3,135	2,689	1,762
NOI	4,235	4,171	5,868	6,860
Accretion of below- and amortization of above-market lease liabilities and assets, net	(138)	(12)	(145)	(219)
Straight-line rent (revenue as a lessor)	102	102	644	102
Straight-line ground rent (expense as lessee)	(3)	(27)	28	27
Cash NOI	$4,196	$4,234	$6,395	$6,770

Cash Paid for Interest:
Interest expense	$7,850	$4,083	$4,311	$5,279
Amortization of deferred financing costs	(76)	510	(25)	(373)
Total cash paid for interest	$7,774	$4,593	$4,286	$4,906

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Debt Overview
As of June 30, 2025

Year of Maturity	Number of Encumbered Properties	Weighted-Average Debt Maturity (Years) (1)	Weighted-Average Interest Rate (1) (2)	Total Outstanding Balance (3)
				(In thousands)
2025 (remainder)	1	—	8.1%	—
2026	—	—	4.2%	99,000
2027	1	1.7	4.2%	140,000
2028	3	2.9	4.7%	60,000
2029	1	4.1	3.9%	51,000
Thereafter	—	—	—%	—
Total Debt	6	1.8	6.4%	$350,000
______
(1)Weighted based on the outstanding principal balance of the debt.
(2)All of the Company’s debt is fixed rate with the exception of one variable rate loan as of June 30, 2025.
(3)Excludes the effect of deferred financing costs, net. Current balances as of June 30, 2025 are shown in the year the debt matures.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Future Minimum Lease Rents
As of June 30, 2025
Amounts in thousands

Future Minimum Base Rent Payments (1)
2025 (remainder)	$44,245
2026	40,964
2027	37,256
2028	32,510
2029	30,448
2030	28,075
Thereafter	100,347
Total	$313,845
_________________
(1)Represents future minimum base rent payments on a cash basis due to the Company over the next five years and thereafter. These amounts exclude contingent rent payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Top Ten Tenants
As of June 30, 2025
Amounts in thousands, except percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	Annualized SL Rent (1)	SL Rent Percent	Remaining Lease Term (2)	Investment Grade (3)
City National Bank	Office / Retail	Financial Services	$4,356	10%	8.0	Yes
Planned Parenthood Federation of America, Inc.	Office	Non-Profit	3,384	8%	6.0	Yes
Equinox	Retail	Fitness	2,897	6%	13.4	No
The City of New York - Dept. of Youth & Community Development	Office	Government/Public Administration	2,215	5%	12.5	Yes
CVS	Retail	Retail	2,161	5%	9.2	Yes
USA General Services Administration	Office	Government/Public Administration	2,050	4%	2.0	Yes
NYS Licensing	Office	Government/Public Administration	1,833	5%	2.1	Yes
Marshalls	Retail	Retail	1,641	4%	3.3	Yes
Edgewood Partners Insurance Center	Office	Office Space	1,264	3%	9.1	No
1140 Office Suites, LLC	Office	Office Space	1,158	3%	5.8	No
Subtotal			22,959	53%	7.5

Remaining portfolio			22,121	47%

Total Portfolio			$45,080	100%
__________________
(1)Calculated using the most recent available lease terms as of June 30, 2025.
(2)Based on straight-line rent as of June 30, 2025.
(3)As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant. Ratings information is as of June 30, 2025. Top 10 tenants are 55% actual investment grade rated and 22% implied investment grade rated.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Diversification by Property Type
As of June 30, 2025
Amounts in thousands, except percentages

	Total Portfolio
Property Type	Annualized SL Rent (1)	SL Rent Percent	Square Feet	SqFt. Percent
Office	$32,061	71%	626	77%
Retail	12,133	27%	159	20%
Other	886	2%	24	3%
Total	$45,080	100%	809	100%
____________
(1)Calculated using the most recent available lease terms as of June 30, 2025.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Diversification by Tenant Industry
As of June 30, 2025
Amounts in thousands, except percentages

	Total Portfolio
Industry Type	Annualized SL Rent (1)	SL Rent Percent	Square Feet	Sq. ft. Percent
Financial Services	$10,792	24%	123	15%
Government / Public Administration	7,722	17%	173	21%
Office Space	5,303	12%	130	16%
Retail	4,834	11%	45	6%
Non-profit	4,316	10%	88	11%
Fitness	2,897	6%	30	4%
Services	2,059	5%	36	4%
Parking	1,833	4%	87	11%
Professional Services	1,050	2%	20	2%
Technology	944	2%	18	2%
Other (2)	3,330	7%	59	8%
Total	$45,080	100%	809	100%
____________
(1)Calculated using the most recent available lease terms as of June 30, 2025.
(2)Other includes nine industry types as of June 30, 2025.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2025 (Unaudited)

Lease Expirations
As of June 30, 2025

Year of Expiration	Number of Leases Expiring	Annualized SL Rent [1]	Annualized SL Rent Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
		(In thousands)		(In thousands)
2025 (Remaining)	9	$3,375	7.5%	60	7.3%
2026	7	2,155	4.8%	42	5.2%
2027	10	6,305	14.0%	137	16.9%
2028	10	4,264	9.5%	90	11.1%
2029	4	1,785	4.0%	32	4.0%
2030	5	2,919	6.5%	55	6.7%
2031	9	6,736	14.9%	124	15.2%
2032	2	352	0.8%	6	0.7%
2033	9	5,417	12.0%	57	7.0%
2034	4	3,425	7.6%	30	3.7%
2035	3	640	1.4%	4	0.5%
2036	2	365	0.8%	10	1.2%
2037	4	4,048	9.0%	128	15.8%
2038	3	2,897	6.4%	30	3.7%
2039	—	—	—%	—	—%
2040	—	—	—%	—	—%
Thereafter (>2040)	2	397	1.1%	4	0.8%
Total	83	$45,080	100%	809	100%
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(1)Calculated using the most recent available lease terms as of June 30, 2025. Includes tenant concessions, such as free rent, as applicable.